Exhibit 99.1

28405 Van Dyke Avenue Warren, Michigan 48093 www.AssetAcceptance.com

Contact:

Daniel Hoey

FTI Consulting

312-553-6718 / daniel.hoey@fticonsulting.com

Asset Acceptance Capital Corp. Announces New Credit Facility

Enhances purchasing capacity and flexibility to fund long-term growth strategy

Warren, Mich., November 14, 2011 – Asset Acceptance Capital Corp. (NASDAQ: AACC), a leading purchaser and collector of charged-off consumer debt, today announced the completion of a new senior secured credit facility. The new facility was led by a syndicate of banks with J.P. Morgan Securities LLC and RBS Citizens N.A. acting as lead arrangers. Berenson & Company, LLC served as the Company’s financial advisor.

Rion Needs, President and Chief Executive Officer, commented, “We are extremely pleased to announce this new credit facility, which substantially improves our financial flexibility, allowing us to further execute on our long-term growth strategy. We now have additional liquidity available to pursue our growth initiatives through expanded purchasing and collections capabilities and a continued focus on enhancing operational efficiencies. Entering into this new credit facility marks another important milestone in the development of our Company, as we continue to drive financial and operational improvement throughout the business and build on the momentum generated in 2011.”

The new credit facility replaces the existing $250.0 million senior secured credit facilities with a new $270.5 million facility, comprised of a $95.5 million senior secured revolving credit facility and a $175.0 million senior secured term loan B facility. The new facility includes an accordion loan feature which permits a $75.0 million credit limit extension, should the Company require additional access to capital to support future operations. The Company’s existing facilities were scheduled to mature in June 2012 (the revolving credit facility) and June 2013 (the term loan B). The new facility is scheduled to mature in November 2016 (the revolving credit facility) and November 2017 (the term loan B).

About Asset Acceptance Capital Corp.

For more than 45 years, Asset Acceptance has provided credit originators, such as credit card issuers, consumer finance companies, retail merchants, utilities and others an efficient alternative in recovering defaulted consumer debt. For more information, please visit www.AssetAcceptance.com.

Asset Acceptance Capital Corp. Safe Harbor Statement

This press release contains certain statements, including the Company’s plans and expectations regarding its operating strategies, charged-off receivables, collections and costs, which are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include reference to the Company’s presentations and webcasts. These forward-looking statements reflect the Company’s views,

Asset Acceptance Capital Corp. Announces New Credit Facility

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expectations and beliefs at the time such statements were made with respect to such matters, as well as the Company’s future plans, objectives, events, portfolio purchases and pricing, collections and financial results such as revenues, expenses, income, earnings per share, capital expenditures, operating margins, financial position, expected results of operations and other financial items. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that make the timing, extent, likelihood and degree of occurrence of these matters difficult to predict. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “should,” “could,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and outcomes to differ materially from those described in the forward-looking statements. Risk Factors include, among others: ability to purchase charged-off consumer receivables at appropriate prices, ability to continue to acquire charged-off receivables in sufficient amounts to operate efficiently and profitably, employee turnover, ability to compete in the marketplace and acquiring charged-off receivables in industries that the Company has little or no experience. These Risk Factors also include, among others, the Risk Factors discussed under “Item 1A Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K and in other SEC filings, in each case under a section titled “Risk Factors” or similar headings and those discussions regarding risk factors as well as the discussion of forward-looking statements in such sections are incorporated herein by reference. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company expressly disclaims any obligation to update, amend or clarify forward-looking statements.

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